UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

RXi PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-54910	45-3215903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

257 Simarano Drive, Suite 101

Marlborough, Massachusetts 01752

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 28, 2015, RXi Pharmaceuticals Corporation (the “Company”) priced an offering of its securities pursuant to the Company’s registration statement on Form S-1 (File No. 333-203389), as amended, and pursuant to a registration statement on Form S-1MEF (the “Registration Statements”). Upon pricing the offering under the Registration Statements (the “Offering”), the Company offered and sold a total of 26,000,000 units (each, a “Unit”) at a price of $0.40 per Unit, resulting in gross proceeds of approximately $10.4 million and net proceeds to the Company of approximately $9.3 million after placement agent fees and estimated Offering expenses, and assuming the Overallotment Purchase Rights and Warrants (each as defined below) are not exercised. Each Unit consists of: (i) one share of common stock; (ii) a 13-month overallotment purchase right to purchase one-half of one share of common stock at a price of $0.455 per full share of common stock (the “Overallotment Purchase Rights”); and (iii) a five-year warrant to purchase one-half of one share of common stock at a price of $0.52 per full share of common stock (the “Warrants”). The material terms of the Offering will be described in a prospectus, which will be filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act of 1933.

The Company offered and sold substantially all of the Units pursuant to a Securities Purchase Agreement in substantially the form previously filed as Exhibit 10.19 to the registration statement on Form S-1 (File No. 333-203389) (the “Purchase Agreement”). The Purchase Agreement contains customary representations, warrants and agreements of the Company, and customary conditions to closing, obligations of the parties and termination provisions. The Company has also agreed to indemnify investors under the Purchase Agreement against certain liabilities. Offering participants who purchased less than $100,000 of Units provided orders directly to the Company’s placement agent, in lieu of entering into the Purchase Agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith and is incorporated herein by reference. The form of Overallotment Purchase Right and form of Warrant are also filed herewith and incorporated herein by reference.

H.C. Wainwright & Co., LLC is acting as the Company’s placement agent (the “Placement Agent”) on a best efforts basis with respect to the Offering pursuant to an Engagement Letter, dated February 25, 2015, between the Company and the Placement Agent, as amended on April 20, 2015 and May 19, 2015. The Engagement Letter, as amended, is filed herewith and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Incorporated by Reference

4.1	Form of Warrant	Incorporated by reference from Exhibit 4.3, as filed with the registration statement on Form S-1 (File No. 333-203389) on May 21, 2015

4.2	Form of Overallotment Purchase Right	Incorporated by reference from Exhibit 4.4, as filed with the registration statement on Form S-1 (File No. 333-203389) on May 21, 2015

10.1	Form of Securities Purchase Agreement	Incorporated by reference from Exhibit 10.19, as filed with the registration statement on Form S-1 (File No. 333-203389) on May 21, 2015

10.2	Engagement Letter with H.C. Wainwright & Co., LLC	Incorporated by reference from Exhibit 10.16, as filed with the registration statement on Form S-1 (File No. 333-203389) on May 21, 2015

10.3	Amendment No. 1 to Engagement Letter	Incorporated by reference from Exhibit 10.17, as filed with the registration statement on Form S-1 (File No. 333-203389) on May 21, 2015

10.4	Amendment No. 2 to Engagement Letter	Incorporated by reference from Exhibit 10.18, as filed with the registration statement on Form S-1 (File No. 333-203389) on May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXi PHARMACEUTICALS CORPORATION

Date: May 28, 2015	By:	/s/ Geert Cauwenbergh
Geert Cauwenbergh, Dr. Med. Sc.
President, Chief Executive Officer and acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Incorporated by Reference

4.1	Form of Warrant	Incorporated by reference from Exhibit 4.3, as filed with the Registration Statement on May 21, 2015

4.2	Form of Overallotment Purchase Right	Incorporated by reference from Exhibit 4.4, as filed with the Registration Statement on May 21, 2015

10.1	Form of Securities Purchase Agreement	Incorporated by reference from Exhibit 10.19, as filed with the Registration Statement on May 21, 2015

10.2	Engagement Letter with H.C. Wainwright & Co., LLC	Incorporated by reference from Exhibit 10.16, as filed with the Registration Statement on May 21, 2015

10.3	Amendment No. 1 to Engagement Letter	Incorporated by reference from Exhibit 10.17, as filed with the Registration Statement on May 21, 2015

10.4	Amendment No. 2 to Engagement Letter	Incorporated by reference from Exhibit 10.18, as filed with the Registration Statement on May 21, 2015